UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2023

SENSEONICS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37717	47-1210911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway Germantown, MD 20876-7005
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (301) 515-7260

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SENS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement

The information contained below under Item 3.02 is hereby incorporated by reference in response to this Item 1.01 of Form 8-K.

Item 3.02.	Unregistered Sales of Equity Securities.

As previously announced, on March 13, 2023, Senseonics Holdings, Inc. (the “Company”) entered into an Exchange Agreement (the “Exchange Agreement”) with PHC Holdings Corporation (“PHC”), pursuant to which PHC agreed to exchange (the “Exchange”) its $35.0 million aggregate principal amount of the Company’s senior secured convertible notes due October 31, 2024 issued on August 9, 2020 (the “PHC Notes”), including all accrued and unpaid interest thereon, for a warrant (the “Exchange Warrant”) to purchase up to 68,525,311 shares of the Company’s common stock, $0.001 par value per share (the “Exchange Warrant Shares”). The Exchange Warrant is a “pre-funded” warrant with a nominal exercise price of $0.001 per Exchange Warrant Share. The number of Exchange Warrant Shares represents the number of shares of common stock previously issuable upon conversion of the PHC Notes, in accordance with the original terms of the notes, including a number of shares in respect of accrued and unpaid interest through the closing date, plus additional shares with a value of $675,000 reflecting a portion of the future interest payments forgone by PHC.

On April 1, 2023 at 7:00 a.m. Tokyo time, the Exchange was consummated, and the Company issued the Exchange Warrant to PHC in consideration for the cancellation of the PHC Notes.

The Exchange and the issuance of the Exchange Warrant was made in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), as an issuance of securities to an existing securityholder of the Company exclusively in exchange for securities of the Company and no further consideration, and Section 4(a)(2) of the Securities Act as an issuance to a single, sophisticated “accredited investor” (as defined in Regulation D of the Securities Act) in a transaction not involving a public offering.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of the securities described herein and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale is unlawful. The offer, issuance and sale of the securities issued or issuable in the Exchange have not been, and will not be, registered under the Securities Act or any state securities laws, and unless so registered, such securities may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state laws.

The foregoing descriptions of the Exchange, the Exchange Agreement, the Exchange Warrant and the Exchange Warrant Shares are not complete and are qualified in their entirety by reference to the full texts of the Exchange Agreement and the Exchange Warrant, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	Exchange Agreement, dated March 13, 2023, by and between Senseonics Holdings, Inc. and PHC Holdings Corporation (incorporated herein by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 001-37717) filed with the Securities and Exchange Commission on March 15, 2023).
10.2	Common Stock Purchase Warrant, dated April 1, 2023.
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2023	SENSEONICS HOLDINGS, INC.

	By:	/s/ Rick Sullivan
	Name:	Rick Sullivan
	Title:	Chief Financial Officer